As filed with the Securities and Exchange Commission on    Registration No. 333-


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                  -------------

                         MOBIUS MANAGEMENT SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                                   13-3078745
          --------                                   ----------
 (State or Other Jurisdiction of        (I.R.S. Employer Identification Number)
  Incorporation or Organization)


                                120 Old Post Road
                               Rye, New York 10580
                    (Address of Principal Executive Offices)
                                 ---------------

                         MOBIUS MANAGEMENT SYSTEMS, INC.
                            1996 STOCK INCENTIVE PLAN
                            (Full Title of the Plan)
                                 ---------------

                                 Mitchell Gross
          Chairman of the Board, Chief Executive Officer and President
                         Mobius Management Systems, Inc.
                                120 Old Post Road
                               Rye, New York 10580
                     (Name and Address of Agent for Service)

                                 (914) 921-7200
                     (Telephone Number, Including Area Code,
                              of Agent for Service)

                                   Copies to:
                            Kenneth P. Kopelman, Esq.
                       Kramer Levin Naftalis & Frankel LLP
                                919 Third Avenue
                            New York, New York 10022
                                 (212) 715-9100

                         CALCULATION OF REGISTRATION FEE
-------------------------- --------------- ---------------------------- -------------------------- ----------------
Title of Securities to     Amount          Proposed Maximum Offering    Proposed Maximum           Amount of
be Registered              to be           Price Per Share(1)           Aggregate Offering Price   Registration
                           Registered                                                              Fee
-------------------------- --------------- ---------------------------- -------------------------- ----------------

Common Stock (par value       514,000                 $2.40                   $1,233,600              $114.00
$0.0001 per share)
-------------------------- --------------- ---------------------------- -------------------------- ----------------

(1) Estimated, solely for the purpose of calculating the registration fee pursuant to Rule 457(c) under the Securities Act of 1933, as amended. The Proposed Maximum Offering Price Per Share is based on the average of the high and low prices reported by the Nasdaq National Market on February 8, 2002 which is within five (5) business days prior to the date of this Registration Statement.


                         MOBIUS MANAGEMENT SYSTEMS, INC.
                       REGISTRATION STATEMENT ON FORM S-8

                      REGISTRATION OF ADDITIONAL SECURITIES

         This registration statement is filed in accordance with the provisions of General Instruction E to Form S-8 for the purpose of registering additional shares of common stock for offer and sale under the Mobius Management Systems, Inc. 1996 Stock Incentive Plan. The contents of the Registrant's Registration Statement on Form S-8 as filed with the Commission on June 25, 1998 (File No. 333-57695) is incorporated herein by reference. Unless otherwise specified, capitalized terms herein shall have the meaning ascribed to them in the Form S-8 (File No. 333-57695).

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8.   Exhibits.
          --------


Exhibit
Number     Description
------     -----------

 5         Opinion of Kramer Levin Naftalis & Frankel LLP.

23.1       Consent of KPMG LLP.

23.2       Consent of Kramer Levin Naftalis & Frankel LLP
             (included in Exhibit 5 above).

24.1       Power of Attorney (contained in Signature Page to Form S-8,
              File No. 333-57695).

24.2       Power of Attorney (contained in Signature Page to Form S-8,
               File No. 333-48678)

                                   SIGNATURES

             Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on this 13 day of February, 2002.

                      MOBIUS MANAGEMENT SYSTEMS, INC.

                      By:


                      Name:  Mitchell Gross
                      Title: Chairman of the Board,
                             Chief Executive Officer and President



Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on February 13, 2002 in the capacities indicated.

   Signature          Title(s)
   ---------          --------


/s/ Mitchell Gross    Chairman  of  the  Board,   Chief   Executive   Officer,
-------------------   President and Director
Mitchell Gross


*______________       Director
Joseph J. Albracht



                      Chief Financial Officer and Principal Accounting Officer
-------------------
Peter Takiff

*_______________      Director
Gary G. Greenfield

*_________________    Director
Kenneth P. Kopelman

*______________       Director
Robert H. Levitan


*/s/  Mitchell Gross
Mitchell Gross
Attorney-In-Fact

                                  EXHIBIT INDEX



Exhibit
Number     Description
------     -----------

 5         Opinion of Kramer Levin Naftalis & Frankel LLP.

23.1       Consent of KPMG LLP.

23.2       Consent of Kramer Levin Naftalis & Frankel LLP
             (included in Exhibit 5 above).

24.1       Power of Attorney (contained in Signature Page to Form S-8,
              File No. 333-57695).

24.2       Power of Attorney (contained in Signature Page to Form S-8,
               File No. 333-48678)